EXECUTION COPY




                                    SWISS RE

                                     CONSENT

                          Dated as of January 31, 2000

                                      under

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997

         PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below that are parties hereto, the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows (with certain terms used herein being defined in, or incorporated by reference pursuant to, Section 2 hereof):

     1. Credit Agreement. Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement").

     2. Definitions. (a) All terms defined in the Credit Agreement are used herein with the meanings therein ascribed to them.

     (b) For purposes of this Consent:

     "American-Amicable"   means  American-Amicable   Holdings  Corporation,   a
Delaware corporation.

     "American-Amicable    Balance   Sheet"   means   the   balance   sheet   of
American-Amicable attached hereto as Exhibit A.

     "Pacific Life" means Pacific Life and Accident Insurance Company, a Texas insurance company.

     "Pacific Life Balance Sheet" means the balance sheet of Pacific Life, attached hereto as Exhibit B.

     "Pioneer Life" means Pioneer Security Life Insurance Company, a Texas insurance company.

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     "Pioneer  Life  Balance  Sheet"  means the  balance  sheet of Pioneer  Life attached hereto as Exhibit C.

     "Security Life" shall mean Security Life and Trust Insurance Company, a Texas insurance company.

     "Southwestern Financial" shall mean Southwestern Financial Corporation, a Delaware corporation.

     "Southwestern Life" shall mean Southwestern Life Insurance Company, a Texas insurance company.

     "Specified Transaction" shall mean the Transactions numbered 4, 6, 12 and 13 on Schedule 1 hereto.

     "Swiss Re Consent Effective Date" means the date on which the condition specified in Section 7 hereof shall have been fulfilled.

     "Swiss Re Sale Contract" means the (a) Stock Purchase Agreement, dated January 7, 2000, between Reassure America Life Insurance Company, an Illinois insurance company, and the Company, in the form attached hereto as Exhibit D, as such form may be amended or modified from time to time after the Swiss Re Consent Effective Date, provided, that any such amendment or modification was, in the sound business judgment of the Company and its Board of Directors, in the best interests of the Company, and, provided, further, that any such amendment or modification of Section 2.1 of the Swiss Re Sale Contract, which reduces the total consideration payable to the Company, was consented to in writing by the Majority Banks, except for any amendment or modification to allow for the assumption of transaction bonuses in an amount not greater than $1,400,000, and
(b) the Transactions related thereto.

     "Transaction" means a transaction listed on Schedule 1.

     "Transfer" means a transfer, whether as a payment, a dividend, a capital contribution or otherwise, of Property under a Transaction. "Transfer", when used as a verb, has a correlative meaning.

     "Transferor" means a Person that Transfers any Property in a Transaction.

     "Waco Consent" means the Waco Consent and Waiver and Amendment, dated as of January 31, 2000 under the Credit Agreement.

     3. Consent. (a) Upon the Swiss Re Consent Effective Date, the Majority Banks hereby consent, under the sections of the Credit Agreement and to the extent specified in Section 3(b) hereof, to (i) the consummation of the Transactions and (ii) to the release from any applicable Security Interest of the Properties that are the subjects of such Transactions.

     (b) The consent  under Section  3(a)(i) is limited to Sections  8.06(b) and
(c), 8.08,  8.15,  8.17,  8.18,  8.21,  8.22,  8.23, 8.24 and 8.29 of the Credit
Agreement, and then only to the extent necessary to avoid a violation of such of such Section or Sections as may be applicable

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


to such Transfer, and the release under Section 3(a)(ii) is limited to the Properties that are the subjects of the Transactions.

     4. Waiver. The Majority Banks hereby waive until February 11, 2000 any non-compliance by the Company with Sections 8.10, 8.11, 8.12 and 8.13, to the extent that such non-compliance results from and solely from the Transactions.

     5. Representations and Warranties. In order to induce the Majority Banks to grant the consents, releases and waiver effected hereunder, the Company hereby represents and warrants as follows:

     (a) The Company has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Consent. This Consent has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, whether at law or in equity (including principles of good faith and fair dealing). The execution, delivery and performance in accordance with its respective terms by the Company of this Consent do not and (absent any change in any Applicable Law or applicable Contract) will not (i) require any Governmental Approval or any other consent or approval (including any consent or approval of the stockholders of the Company) to have been obtained by the Company or any of its Affiliates, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect, or (ii) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of any such Person under, (A) any Contract to which any such Person is a party or by which any such Person or any of its properties may be bound or (B) any Applicable Law.

     (b) The copy of the Swiss Re Sale Contract attached as Exhibit D hereto (i) is in substantially the form approved by the Company's Board of Directors at the meeting of the Board of Directors of the Company held on January 6, 2000, (ii) is in the form executed by the parties thereto, and (iii) has not been amended or modified subsequent to its having been furnished to the Administrative Agent and prior to the Swiss Re Effective Date, except by amendments and modifications of which the Banks have been furnished copies.

     (c) (i) Either (A) each Transferor will, under its Transfer, receive not less than the reasonable equivalent Value of the assets being Transferred by it thereunder, or (B) both before and after giving effect to each Transaction (1) both the Fair Value and the Present Fair Saleable Value of the remaining assets of the Transferor transferring assets thereunder will be greater than the total amount of such Transferor's Debts, (2) the Present Fair Saleable Value of the remaining assets of such Transferor will exceed the amount that will be required to pay the probable liability of such Transferor's on its Debts as they become absolute and mature and (3) such Transferor (aa) will be able to realize upon its assets and pay its Debts as they mature in the normal course of business, and (bb) will not be engaged in a business or a transaction, nor be

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about to engage in a business or a transaction, (I) for which its property would constitute unreasonably small capital or (II) in relation to which its assets would be unreasonably small.

     (ii) Each Transferor transferring assets under a Transaction, at the time of such transfer, (A) will not intend to or believe that it will incur Debts that will be beyond its ability to pay as such Debts mature and (B) will not intend, in consummating such Transaction, to hinder, delay or defraud either present or future creditors or any other Person to which any of its Debts is or will become owing.

     (iii) As used herein, "Value" means (A) "value" as defined under Section 548(d)(2)(A) of the Bankruptcy Code; (B) "fair consideration" within the meaning of Section 3 of the Uniform Fraudulent Conveyance Act and (C) "value" within the meaning of Section 3 of the Uniform Fraudulent Transfer Act; "Debt" means any Liability that constitutes "debt" or "Debt" under Section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law; "Fair Value" means, with respect to any asset, the amount that an independent willing buyer would pay an independent willing seller for such asset on a going concern basis, each having reasonable knowledge of the relevant facts and neither being under any compulsion to act, but with the transaction to be consummated within one year; and "Present Fair Saleable Value" means, with respect to any asset, the amount that an independent willing buyer would pay an independent willing seller for such asset on a going concern basis, each having reasonable knowledge of the relevant facts and neither being under any compulsion to act, but with the transaction to be consummated within six months.

     (d) Each of the American-Amicable Balance Sheet and the Pioneer Life Balance Sheet presents fairly, in all material respects, in accordance with GAAP, the respective financial positions of American-Amicable and Pioneer Life at their respective dates, and except as disclosed or reflected in such financial statements, as at the Swiss Re Consent Effective Date, neither such Person had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Material Adverse Effect on such Person.

     (e) Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(d) of the Credit Agreement and shall be made at and as of the Swiss Re Consent Effective Date and, in the case of the representations and warranties made pursuant to Section 5(c), at and as of the time of each Transaction.

     6. Events of Default. Each of the following shall, for all purposes of the Credit Agreement and the Security Agreement, constitute an Event of Default (in addition to any Event of Default set forth in such agreement), whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Company, any Subsidiary or any other Loan Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

     (a) any representation and warranty made under Section 5 hereof shall at any time prove to have been incorrect or misleading in any material respect at any time when such representation and warranty was made;

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


     (b) any Property that is (i) the subject of a Specified Transaction, (ii) Collateral under a Security Agreement under which the Person receiving such Property is the Pledgor, and (iii) of a type with respect to which the applicable Security Interests may be perfected by possession, shall not have been delivered to the applicable Secured Party within two Business Days of its receipt, endorsed in blank if such Property is an instrument, or accompanied by appropriate blank stock or bond powers, if such Property is a certificated security, in each case after the completion of the Specified Transaction to the extent the same is not sold pursuant to the Swiss Re Contract.

     7. Condition to Effectiveness. This Consent shall be effective as of the date first written above, but shall not become effective as of such date until the time as:

     (a) this Consent has been executed and delivered by the Company, the Majority Banks and the Administrative Agent; and

     (b) the Waco Consent shall have been executed and delivered by the Company, the Majority Banks and the Administrative Agent.

     8. Governing Law. This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

     9. Counterparts. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent by signing any such counterpart.


                [REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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



     IN WITNESS WHEREOF, the parties hereto have caused this Swiss Re Consent to be duly executed as of the day and year first above written.

                                      PENNCORP FINANCIAL GROUP, INC.



                                      By: /s/Scott D. Silverman
                                          -------------------------------------
                                          Name:   Scott D. Silverman
                                          Title:  EVP


                                      THE BANK OF NEW YORK, as  Administrative
                                      Agent,  Collateral Agent and as a Bank

                                      By: /s/Peter W. Helt
                                          -------------------------------------
                                          Name:   Peter W. Helt
                                          Title:  Vice President


                                      THE CHASE MANHATTAN BANK, as a Managing
                                      Agent and as a Bank

                                      By: /s/Glenn R. Meyer
                                          -------------------------------------
                                          Name:   Glenn R. Meyer
                                          Title:  M.D.


                                      BANK OF AMERICA, N.A., formerly known as
                                      Nations Bank, N.A., as a Managing
                                      Agent and as a Bank

                                      By: /s/William E. Livingstone IV
                                          -------------------------------------
                                          Name:   William E. Livingstone IV
                                          Title:  Managing Director


                                      FLEET NATIONAL BANK, as a
                                      Co-Agent  and as a Bank

                                      By: /s/Donald R. Nicholson
                                          -------------------------------------
                                          Name:   Donald R. Nicholson
                                          Title:  SVP


                                      MELLON BANK, N.A., as a Co-Agent
                                      and as a Bank


                                      By: /s/Gary A. Saul
                                          -------------------------------------
                                          Name:   Gary A. Saul
                                          Title:  First Vice President


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
                                       BANK OF MONTREAL, as a Co-Agent
                                       and as a Bank


                                       By: /s/Thomas E. McGraw
                                          -------------------------------------
                                          Name:   Thomas E. McGraw
                                          Title:  Director



                                      CIBC INC., as a Co-Agent and as a Bank


                                      By: /s/Gerald Girardi
                                          -------------------------------------
                                          Name:   Gerald Girardi
                                          Title:  Executive Director
                                                  CIBC World Markets Corp,
                                                  as Agent

                                      DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as a Co-Agent
                                      and as a Bank


                                      By: /s/Anthony C. Valencourt
                                          -------------------------------------
                                          Name:   Anthony C. Valencourt
                                          Title:  Assistant Vice President

                                      By: /s/George T. Ferguson, IV
                                          -------------------------------------
                                          Name:   George T. Ferguson, IV
                                          Title:  Assistant Vice President


                                      FIRST UNION NATIONAL BANK


                                      By: /s/Thomas L. Stitchberry
                                          -------------------------------------
                                          Name:   Thomas L. Stitchberry
                                          Title:  Senior Vice President


                                      BEAR STEARNS & CO., INC.



                                      By: /s/Gregory A. Hanley
                                          -------------------------------------
                                          Name:   Gregory A. Hanley
                                          Title:  Senior Managing Director


                                      DK ACQUISITION PARTNERS, L.P.
                                      By: M.H. Davidson & Co.,
                                          its General Director


                                      By: /s/Michael J. Leffell
                                          -------------------------------------
                                          Name:   Michael J. Leffell
                                          Title:  General Partner


                                      ING (U.S.) CAPITAL CORPORATION


                                       By: /s/Mary Forstner
                                          -------------------------------------
                                          Name:   Mary Forstner
                                          Title:  Senior Associate

                                                                     Schedule 1



                                  TRANSACTIONS

1)   The  transfer  by  Pioneer   Life  of  the  shares  of  Security   Life  to
     American-Amicable as a dividend and a repayment on its Surplus Note.

2) The transfer by Security Life of its note from American-Amicable to American-Amicable.

3) The transfer by American-Amicable of the shares of Security Life to the Company as a dividend.

4) The transfer by Security Life of the preferred shares of Southwestern Financial to the Company.

5) The transfer by the Company of the shares of Security Life to Pacific Life in return for a Surplus Note of approximately $35,000,000 (the "PLAIC Note") and a capital contribution by the Company to Pacific Life of approximately $56,000,000.

6)   The transfer by the Company of the PLAIC Note to Southwestern Financial.

7)   The dividend by  Southwestern  Life of its note from  American-Amicable  to
     Pacific   Life   for   an   approximate    value   of   $15,300,000    (the
     "American-Amicable Note").

8) The transfer by Pacific Life of the American-Amicable Note to Southwestern Financial as partial repayment of its Surplus Note.

9) The transfer by Southwestern Financial of the American-Amicable Note to the Company as a dividend.

10) The cancellation by the Company of the American-Amicable Note (and all other notes made by American-Amicable and held by the Company) as a capital contribution by the Company to American-Amicable.

11) The repayment by Pacific Life of its Surplus Note to Southwestern Financial by transferring the Common Stock of Southwestern Life to Southwestern Financial.

12) The dividend by Southwestern Financial of the common stock of Southwestern Life to the Company.

13) The transfer by Pacific Life of the shares of Security Life as a dividend to the Company.


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